LORD ASSET MANAGEMENT TRUST

Thomas White International Fund
Thomas White Emerging Markets Fund
 (together, the “Funds”)

January 31, 2017

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2016

Effective at the close of business on February 28, 2017 (the “Conversion Date”), the outstanding Class A and Class C shares of the Thomas White International Fund and the Thomas White Emerging Markets Fund will be converted into Class I shares of the Funds, as applicable (the “Class Conversion”). Effective immediately, Class A and Class C shares of the Funds are no longer offered for sale to new investors. Existing shareholders of Class A and Class C shares of the Funds may continue to purchase additional shares of the Funds until the Conversion Date. The Class Conversion will be completed based on the share classes’ relative net asset values on the Conversion Date, without the imposition of any sales charge or any other charge. As a result of the Class Conversion, shareholders holding Class A or Class C shares of the Funds as of the Conversion Date will benefit from the Class I share’s reduced shareholder fees and annual fund operating expenses relative to the Class A and Class C shares. Investors who are subject to the Class Conversion and hold Class I shares after the Conversion Date will be deemed to be eligible investors for purposes of the Class I shares’ $1 million minimum initial investment requirement. Accordingly, such investors may purchase additional Class I shares after the Conversion Date.

While the Funds offer both Class I and Investor Class shares, each Fund has only one investment portfolio. That means money invested in each class is invested in one pool of investments. However, there are other differences in the share class features. Please consult the Funds’ Prospectus for full details on the differences between the classes. The following table compares some of the features of Class I shares and Investor Class shares:

	Investor Class	Class I
Initial Sales Charge (Load)	No initial sales charge (load).	No initial sales charge (load).
Contingent Deferred Sales Charge (Load) (“CDSC”)	No CDSC.	No CDSC.
Distribution and Service (12b-1) Fee	Not subject to annual distribution and service (12b-1) fee.	Not subject to annual distribution and service (12b-1) fee.
Administrative Services Fee	Subject to maximum annual administrative services fee of up to 0.25% of the Fund’s total assets applicable to Investor Class shares.	Not subject to annual administrative services fee.
Redemption Fee	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.	Subject to a 2.00% fee on redemptions (including exchanges) of shares held for less than 60 days.
Fund Expenses	Higher annual expenses than Class I shares.	Lower annual expenses than Investor Class shares.

The Class Conversion is intended to be tax-free, meaning that the Funds’ Class A and Class C shareholders will become Class I shareholders without realizing any gain or loss for federal tax purposes. All Class A and Class C shareholders as of the Conversion Date will benefit from the Class Conversion, and as a result, all Class A and Class C shares of the Fund will be converted into Class I shares as of the Conversion Date.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.